Exhibit 10.01
                                                                   -------------


               AMENDMENT NO. 1 AND WAIVER TO AMENDED AND RESTATED
                          CREDIT AND GUARANTY AGREEMENT

     AMENDMENT and WAIVER dated as of October 30, 2002 under the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

                              W I T N E S S E T H :

     WHEREAS Century/ML Cable Venture, a New York joint venture ("Century ML"), filed a voluntary petition with the Bankruptcy Court initiating a case under chapter 11 of the Bankruptcy Code on September 30, 2002;

     WHEREAS the Parent and certain of the other Loan Parties desire to enter into certain transactions with The Hanover Insurance Company ("Hanover") on substantially the terms set forth in the Hanover Surety Credit Agreement (as defined in the DIP Credit Agreement as amended hereby); and

     WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein and waive certain Events of Default that could arise under the DIP Credit Agreement and in connection with the transactions described above;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment and Waiver, refer to the DIP Credit Agreement as amended hereby.

     SECTION 2. New Definitions. (a) The following definitions are inserted in alphabetical order in Section 1.01 of the DIP Credit Agreement:

     "Hanover" shall mean The Hanover Insurance Company.

     "Hanover Bond" shall mean any Pre-Petition Hanover Bond or Post-Petition Hanover Bond.

     "Hanover Surety Credit Agreement" shall mean the Surety Credit Agreement made as of October __, 2002 by and among Hanover, the Parent and the other Loan Parties party thereto, as amended from time to time; provided that no amendment or waiver thereof shall be effective for purposes of the Loan Documents unless consented to by the Required DIP Lenders.

     "Pre-Petition Hanover Bond" shall mean, on any date, any surety bond outstanding on such date so long as: (i) such surety bond (x) was issued prior to the Petition Date by Hanover for the account of any Loan Party, and (y) is listed on Schedule 1.01 hereto, or (ii) such surety bond is a renewal (a "Renewal Surety Bond") of any surety bond described in clause (i) hereof (an "Original Surety Bond") in accordance with the terms of the Hanover Surety Credit Agreement, whether after cancellation of the relevant Original Surety Bond or otherwise; provided that any Renewal Surety Bond shall be considered a "Pre-Petition Hanover Bond" for purposes of the Loan Documents solely with respect to the penal amount (the "Original Penal Amount") of the Original Surety Bond as in existence immediately prior to the execution of the Hanover Surety Credit Agreement that is renewed pursuant to such Renewal Surety Bond, and, to the extent the penal amount of any Renewal Surety Bond exceeds such Original Penal Amount of the relevant Original Surety Bond, such excess amount shall be deemed to constitute a "Post-Petition Hanover Bond" for purposes of the Loan Documents.

     "Post-Petition Hanover Bond" shall mean, on any date, any surety bond outstanding on such date so long as such surety bond was issued by Hanover pursuant to the Hanover Surety Credit Agreement after the Petition Date (subject to the proviso set forth in clause (ii) of the definition of "Hanover Pre-Petition Surety Bond") for the account of any Loan Party.

     "Specified Inter-Group Reimbursement Obligations" shall mean, with respect to each Borrower, on any date, all obligations of such Borrower (an

"Advancing Borrower") to reimburse each Fronting Bank for amounts paid by it in respect of drawings under Surety Letters of Credit issued in support of Hanover Bonds for the account of such Borrower, to the extent the proceeds of such drawings are used to indemnify Hanover for Losses (as defined in the Hanover Surety Credit Agreement) arising after the Petition Date against any Hanover Bond in accordance with Sections 7(e), 7(f), and 7(g) of the Hanover Surety Credit Agreement and the applicable provisions provided for in Exhibit A thereto, so long as any such Losses arise against any Hanover Bond issued for the account of any Loan Party (a "Receiving Loan Party") which does not belong to such Borrower's Borrower Group. Any Specified Inter-Group Reimbursement Obligation shall constitute an Intercompany Advance made by the relevant Advancing Borrower to the relevant Receiving Borrower. Further, an Intercompany Advance shall be deemed to be created to reflect the proper allocation, in accordance with the Cash Management Protocol, among the Borrower Groups in connection with any cash used by a Loan Party to collateralize Hanover Bonds (the "Advancing Loan Party") to the extent such collateral is used to indemnify Hanover for Losses arising against any Hanover Bond issued for the account of any Loan Party which does not belong to the same Borrower Group as the Advancing Loan Party.

     (b) The definition of "Cash Management Protocol" contained in Section 1.01 of the DIP Credit Agreement is amended to read in its entirety as follows:

     "Cash Management Protocol" shall mean the Cash Management Protocol attached to this Agreement, as amended from time to time after notice and a hearing to the extent required by the Final Order.

     (c) The definition of "Intercompany Advances" contained in Section 1.01 of the DIP Credit Agreement is amended to read in its entirety as follows:

     "Intercompany Advances" shall mean any loans or advances from one Loan Party to another Loan Party, and shall include Specified Inter-Group Reimbursement Obligations and any Intercompany Advance deemed created pursuant to the last sentence of the definition of "Specified Inter-Group Reimbursement Obligations".

     SECTION 3. Amendment to Requirement for Separate Surety Letters of Credit.
Section 2.04(d) of the DIP Credit Agreement is amended by adding the following sentences at the end thereof:

     "; provided that, nothing in this sentence shall be construed to prohibit any Borrower from obtaining any Surety Letter of Credit to support any Hanover Bond, subject to the conditions herein set forth (including, without limitation, the provisions of Sections 2.04(a)(v) and 2.04(b)(v), Section 2.28 and Article 4). Notwithstanding the proviso in the preceding sentence, the account party for any Surety Letter of Credit issued to support a Hanover Bond shall only be the Borrower for whose account such Hanover Bond has been issued (but without hereby limiting the provisions of Section 2.30), and no Borrower or other Loan Party in any Borrower Group other than the Borrower Group of which such account party is a member and the Joint and Several Borrower Group shall be liable for Reimbursement Obligations under such Surety Letter of Credit."

     SECTION 4. Amendment to Absolute Nature of Letter of Credit Obligations.
Section 2.06 is amended by inserting the following clause as subsection (v) and renumbering the remainder of 2.06 so that the current subsection (v) becomes subsection (vi) and the current subsection (vi) becomes subsection (vii):

     "(v) the existence of any dispute under the Hanover Surety Agreement, including without limitation any dispute as to which Hanover was entitled to draw under any Surety Letter of Credit;"

     SECTION 5. Provisions Related to Specified Inter-Group Reimbursement Obligations; Amended Definition of "Permitted Inter-Group Debt" and "Permitted Inter-Group Advance". (a) Each Loan Party agrees that each Specified Inter-Group Reimbursement Obligation shall have the benefit of the Liens and Guarantees described in clause (v) of the proviso contained in Section 6.10(b) of the DIP Credit Agreement. Such Liens and Guarantees shall be provided by (i) the Receiving Loan Party, which shall constitute the "Ultimate Intercompany Borrower" for purposes of such clause (v), (ii) each other Loan Party that is a member of the same Borrower Group as such Loan Party and (iii) each Loan Party that belongs to the Joint and Several Borrower Group. In addition, clause (v) of the proviso contained in Section 6.10(b) of the DIP Credit Agreement is amended by adding the phrase "each Loan Party that belongs to the Joint and Several Borrower Group, and" immediately prior to the phrase "each other Loan Party" in clause (ii) thereof.

     (b) Clause (w) of the proviso contained in Section 6.10(b) of the DIP Credit Agreement is amended by adding the following proviso at the end thereof:
"; provided that the restrictions set forth in this clause (w) shall not apply to any Permitted Inter-Group Debt described in clause (ii) of the definition thereof or to any Permitted Inter-Group Advance described in clause (ii) of the definition thereof;".

     (c) The definition of "Permitted Inter-Group Debt" contained in Section 6.10(b) of the DIP Credit Agreement is amended to read in its entirety as follows:

     "Permitted Inter-Group Debt" means (i) any intercompany debt permitted to be incurred by any Loan Party pursuant to clauses (iii) or (iv) above and (ii) any Specified Inter-Group Reimbursement Obligation.

     (d) The definition of "Permitted Inter-Group Advance" contained in Section 6.10(b) of the DIP Credit Agreement is amended to read in its entirety as follows:

     "Permitted Inter-Group Advance" means (i) any intercompany loan or advance permitted to be made by any Loan Party pursuant to clauses (iii) or (iv) above and (ii) any intercompany loan or advance constituting a Specified Inter-Group Reimbursement Obligation.

     SECTION 6. Waivers with respect to the Hanover Transaction. Each DIP Lender hereby agrees to waive any Default or Event of Default arising under Section 7.01(l) of the DIP Credit Agreement, solely to the extent that such Default or Event of Default arises as a result of any Loan Party making any Pre-Petition Payment, so long as (i) any such Pre-Petition Payment shall be made with respect to any Hanover Bond (as defined in the DIP Credit Agreement as amended hereby) or any outstanding and undisputed fees relating to obligations arising under franchise and similar agreements or pole agreements, pole rental and other similar agreements relating to cable and other property affixed to transmission poles, and (ii) the Bankruptcy Court shall have approved any such Pre-Petition Payment pursuant to an order authorizing the transactions contemplated by the Hanover Surety Credit Agreement and the Liens and Guarantees described in
Section 5(a) of this Amendment and Waiver.

     SECTION 7. Reimbursement Obligations Under Surety Letters of Credit. Notwithstanding paragraph 2 of the Cash Management Protocol, to the extent that a Borrower has a Reimbursement Obligation to a Fronting Bank as a result of a draw under a Surety Letter of Credit issued for the account of such Borrower (an "Obligated Borrower"), such Obligated Borrower may borrow under the DIP Credit Agreement on a non-pro rata basis for the purpose of obtaining funds to pay such reimbursement obligation, subject to meeting the conditions to borrowing set forth in the DIP Credit Agreement. No other Borrower or Loan Party shall be obligated to or shall reimburse such Fronting Bank for such draw other than a Loan Party in such Obligated Borrower's Borrower Group or in the Joint and Several Borrower Group (it being understood that nothing in this sentence shall be construed to prohibit or limit the making by any Loan Party of any Permitted Inter-Group Advance).

     SECTION 8. Amendment of Concentration Account Provision. Section 5.12 of the DIP Credit Agreement is amended by inserting the following sentence at the end thereof:

     "The Parent shall cause the Franchise and Pole Fees Account (as such term is defined in Section 7(d)(i) of the Hanover Surety Credit Agreement) to be maintained at all times with the Administrative Agent."

     SECTION 9. Waiver of Requirement to Cause Century ML Become a Party to the Loan Documents. Each DIP Lender hereby agrees to waive (a) the requirements, arising under Section 5.13 of the DIP Credit Agreement, for the Parent (i) to cause Century ML to become a party to each of the DIP Credit Agreement and the Amended and Restated Security and Pledge Agreement and (ii) to cause the Final Order to be applicable to Century ML, and (b) any Default or Event of Default arising under Section 7.01(d) of the DIP Credit Agreement, solely as a result of the non-compliance by the Parent with the requirements of Section 5.13 of the DIP Credit Agreement described in this Section.

     SECTION 10. GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

     SECTION 11. Counterparts; Effectiveness. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective as of the date hereof when the Administrative Agent shall have received (i) duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), and (ii) a certified copy of the order of the Bankruptcy Court referred to in clause (ii) of Section 5 of this Amendment and Waiver in form and substance reasonably satisfactory to the Administrative Agent (it being understood that such order will approve or effect an amendment to the Cash Management Protocol giving effect to the matters effected by this Amendment and Waiver, such amendment to be in form and substance reasonably satisfactory to the Required DIP Lenders). The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment and Waiver, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.


                                            JPMORGAN CHASE BANK


                                            By: /s/ Norma C. Corio
                                               ---------------------------------
                                               Title:  Managing Director

                                            CITICORP USA, INC.


                                            By: /s/ Claudia Slacik
                                               ---------------------------------
                                               Title:  Managing Director

                                            WACHOVIA BANK, N.A.


                                            By: /s/ Helen F. Wessling
                                               ---------------------------------
                                               Title:  Director

                                            THE BANK OF NOVA SCOTIA


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            FLEET NATIONAL BANK


                                            By: /s/ Sanghamitra Dutt
                                               ---------------------------------
                                               Title:  Authorized Officer

                                            BANK OF AMERICA, N.A.


                                            By: /s/ William E. Livingstone, IV
                                               ---------------------------------
                                               Title:  Managing Director

                                            GENERAL ELECTRIC
                                              CAPITAL CORPORATION


                                            By: /s/ Eric M. Herr
                                               ---------------------------------
                                               Title:  Senior Vice President,
                                                       Team Leader

                                            THE TRAVELERS INSURANCE
                                              COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            BANK OF MONTREAL


                                            By: /s/ Bin Laurence
                                               ---------------------------------
                                               Title:  Director


                                            CALPERS


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CREDIT LYONNAIS NEW YORK


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            THE FOOTHILL GROUP, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            MORGAN STANLEY
                                              SENIOR FUNDING, INC.


                                            By: /s/ James Morgan
                                               ---------------------------------
                                               Title:  Vice President


                                            SUMITOMO MITSUI
                                              BANKING CORPORATION


                                            By: /s/ William M. Ginn
                                               ---------------------------------
                                               Title:  General Manager


                                            BAYERISHE HYPO UND
                                              VEREINSBANK AG,
                                              NEW YORK BRANCH


                                            By: /s/ John W. Sweeney
                                               ---------------------------------
                                               Title:  Director


                                            By: /s/ Salvatore Esposito
                                               ---------------------------------
                                               Title:  Director

                                            EATON VANCE SENIOR
                                              INCOME TRUST
                                            By: Eaton Vance Management as
                                                Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            EATON VANCE CDO III, LTD.
                                            By: Eaton Vance Management as
                                                Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            EATON VANCE CDO IV, LTD.
                                            By: Eaton Vance Management as
                                                Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            COSTANTINUS EATON VANCE
                                                  CDO V, LTD.
                                            By: Eaton Vance Management as
                                                Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            SPCP GROUP LLC


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SUNAMERICA SENIOR FLOATING
                                              RATE FUND INC.
                                            By: Stanfield Capital Partners LLC
                                                as its subadvisor


                                            By: /s/ Gregory L. Smith
                                               ---------------------------------
                                               Title:  Partner


                                            DEUTSCHE BANK TRUST
                                              COMPANY AMERICAS


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            AURUM CLO 2002-1 LTD.
                                            By: Stein Roe & Farnham
                                                Incorporated, as Investment
                                                Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AIM FLOATING RATE FUND
                                            By: INVESCO Senior Secured
                                                Management, Inc.
                                                as Attorney in Fact


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CHARTER VIEW PORTFOLIO
                                            By: INVESCO Senior Secured
                                                Management, Inc.
                                                as Investment Advisor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            DIVERSIFIED CREDIT
                                              PORTFOLIO LTD.
                                            By: INVESCO Senior Secured
                                                Management, Inc.
                                                as Investment Adviser


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            TCW SELECT LOAN FUND, LIMITED
                                            By: TCW Advisors, Inc., as its
                                                Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            C-SQUARED CDO LTD.
                                            By: TCW Advisors, Inc., as its
                                                Portfolio Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            SRF 2000 LLC


                                            By: /s/ Ann E. Morris
                                               ---------------------------------
                                               Title:  Assistant Vice President


                                            SRF TRADING, INC.


                                            By: /s/ Ann E. Morris
                                               ---------------------------------
                                               Title:  Assistant Vice President


                                            CARLYLE HIGH YIELD
                                              PARTNERS IV, LTD.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            FLAGSHIP CLO II


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            AIG SUNAMERICA LIFE ASSURANCE
                                              COMPANY
                                              (dba ANCHOR NATIONAL LIFE
                                              INSURANCE COMPANY)


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            FIDELITY ADVISOR SERIES II:
                                              FIDELITY ADVISOR FLOATING
                                              RATE HIGH INCOME FUND (161)


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            GOLDMAN SACHS CREDIT
                                              PARTNERS L.P.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            REGIMENT CAPITAL, LTD
                                            By: Regiment Capital Management, LLC
                                                as its Investment Advisor

                                            By: Regiment Capital Advisors, LLC
                                                its Manager and pursuant to
                                                delegated authority


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            PRESIDENT & FELLOWS OF
                                              HARVARD COLLEGE
                                            By: Regiment Capital Management, LLC
                                                as its Investment Advisor

                                            By: Regiment Capital Advisors, LLC
                                                its Manager and pursuant to
                                                delegated authority


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            LIBERTYVIEW FUNDS, L.P.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            LONG LANE MASTER TRUST IV
                                            By: Fleet National Bank as Trust
                                                Administrator


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            AIMCO CLO, SERIES 2001-A


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            ALLSTATE LIFE
                                              INSURANCE COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            PROTECTIVE LIFE
                                              INSURANCE COMPANY


                                            By: /s/ Richard J. Bielen
                                               ---------------------------------
                                               Title:  Senior Vice President,
                                                       CIO and Treasurer


                                            WACHOVIA BANK, NATIONAL
                                                 ASSOCIATION


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            GLENEAGLES TRADING LLC


                                            By: /s/ Ann E. Morris
                                               ---------------------------------
                                               Title:  Assistant Vice President


                                            HIGHLAND LOAN FUNDING V LTD.
                                            By: Highland Capital Management,
                                                L.P.
                                                as Collateral Manager


                                            By: /s/ Louis Koven
                                               ---------------------------------
                                               Title:  Executive Vice
                                                       President - CFO


                                            CALIFORNIA PUBLIC EMPLOYEES'
                                              RETIREMENT SYSTEM
                                            By: Highland Capital Management,
                                                L.P.
                                                as Authorized Representatives
                                                of the Board


                                            By: /s/ Louis Koven
                                               ---------------------------------
                                               Title:  Executive Vice
                                                       President - CFO


                                            ING PRIME RATE TRUST
                                            By: ING Investments, LLC
                                                as its investment manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            ING SENIOR INCOME FUND
                                            By: ING Investments, LLC as its
                                                investment manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            INDOSUEZ CAPITAL FUNDING VI,
                                              LIMITED
                                            By: Indosuez Capital as Collateral
                                                Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            MASSACHUSETTS MUTUAL
                                              LIFE INSURANCE COMPANY
                                            By: David L. Babson & Company Inc.,
                                                as Investment Adviser


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            MAPLEWOOD (CAYMAN) LIMITED
                                            By: David L. Babson & Company Inc.,
                                                under delegated authority from
                                                Massachusetts Mutual Life
                                                Insurance Company as Investment
                                                Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            BLACK DIAMOND INTERNATIONAL
                                              FUNDING, LTD.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            BRYN MAWR CLO, LTD.
                                            By: Deerfield Capital Management LLC
                                                as its Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            GULF STREAM CDO 2002-I
                                            By: Gulf Stream Asset Management,
                                                LLC
                                                as Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            STANWICH LOAN FUNDING LLC


                                            By: /s/ Ann E. Morris
                                               ---------------------------------
                                               Title:  Assistant Vice President


                                            RIVIERA FUNDING LLC


                                            By: /s/ Ann E. Morris
                                               ---------------------------------
                                               Title:  Assistant Vice President

                                            ATRIUM CDO


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CSAM FUNDING II


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            TORONTO DOMINION (TEXAS), INC.


                                            By: /s/ Jill Hall
                                               ---------------------------------
                                               Title:  Vice President


                                            NOMURA BOND & LOAN FUND
                                            By: UFJ Trust Company of New York as
                                                Trustee
                                            By: Nomura Corporate Research and
                                                Asset Management, Inc.,
                                                Attorney in Fact


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CLYDESDALE CLO 2001-1, LTD.
                                            By: Nomura Corporate Research and
                                                Asset Management, Inc., as
                                                Collateral Manager


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            IMPERIAL CREDIT ASSET
                                              MANAGEMNT


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            CITIBANK, N.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                          ACC CABLE COMMUNICATIONS FL-VA, LLC

                                          By:   ACC Cable Holdings VA, Inc., its
                                                sole member

                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC CABLE HOLDINGS VA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC HOLDINGS II, LLC

                                          By:   ACC Operations, Inc.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC INVESTMENT HOLDINGS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ACC OPERATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC TELECOMMUNICATIONS HOLDINGS LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC TELECOMMUNICATIONS LLC

                                          By:   ACC Telecommunications Holdings
                                                LLC, its sole member
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ACC TELECOMMUNICATIONS OF VIRGINIA LLC

                                          By:   ACC Telecommunications Holdings
                                                LLC, its sole member
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ACC-AMN HOLDINGS, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA ACQUISITION SUBSIDIARY, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA ARIZONA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA BLAIRSVILLE, LLC

                                          By:   Century Communications Corp.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLE PARTNERS, L.P.

                                          By:   Olympus Cable Holdings, LLC, its
                                                managing general partner
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION ASSOCIATES, L.P.

                                          By:   Chelsea Communications, Inc.,
                                                its general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF BOCA RATON,
                                          LLC

                                          By:   Adelphia Cablevision Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLEVISION OF FONTANA, LLC

                                          By: Clear Cablevision, Inc., its sole
                                              member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF INLAND EMPIRE,
                                          LLC

                                          By: Clear Cablevision, Inc., its sole
                                              member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF THE
                                          KENNEBUNKS, LLC

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLEVISION OF NEW YORK, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF NEWPORT BEACH,
                                          LLC

                                          By:   Ft. Myers Cablevision, LLC, its
                                                sole member
                                          By:   Ft. Myers Acquisition Limited
                                                Partnership, its sole member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF ORANGE COUNTY,
                                          LLC

                                          By:   Ft. Myers Cablevision, LLC, its
                                                sole member
                                          By:   Ft. Myers Acquisition Limited
                                                Partnership, its sole member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLEVISION OF ORANGE COUNTY
                                          II, LLC

                                          By:   Mickelson Media, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF SAN
                                          BERNARDINO, LLC

                                          By:   Clear Cablevision, Inc., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF SANTA ANA, LLC

                                          By:   UCA LLC, its sole member
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF SEAL BEACH,
                                          LLC

                                          By:   Manchester Cablevision, Inc.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLEVISION OF SIMI VALLEY,
                                          LLC

                                          By:   UCA LLC, its sole member
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF WEST PALM
                                          BEACH III, LLC

                                          By:   Century New Mexico Cable
                                                Television Corp., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CABLEVISION OF WEST PALM
                                          BEACH IV, LLC

                                          By:   Sentinel Communications of
                                                Muncie, Indiana, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CABLEVISION OF WEST PALM
                                          BEACH V, LLC

                                          By:   Huntington CATV, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CALIFORNIA CABLEVISION, LLC

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA CENTRAL PENNSYLVANIA, LLC

                                          By:   National Cable Acquisition
                                                Associates, L.P., its sole
                                                member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA CLEVELAND, LLC

                                          By:   Adelphia of the Midwest, Inc.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA COMMUNICATIONS CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA COMMUNICATIONS OF CALIFORNIA,
                                          LLC

                                          By:   Adelphia Cablevision Corp.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA COMMUNICATIONS OF CALIFORNIA
                                          II, LLC

                                          By:   Adelphia Cablevision Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA COMMUNICATIONS OF CALIFORNIA
                                          III, LLC

                                          By:   FrontierVision Operating
                                                Partners, L.P., its sole member
                                          By:   FrontierVision Holdings, L.P.,
                                                its general partner
                                          By:   FrontierVision Partners, L.P.,
                                                its general partner
                                          By:   Adelphia GP Holdings, L.L.C.,
                                                its general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA COMMUNICATIONS INTERNATIONAL,
                                          INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA COMPANY OF WESTERN
                                          CONNECTICUT


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA GENERAL HOLDINGS III, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA GS CABLE, LLC

                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA GP HOLDINGS, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA HARBOR CENTER HOLDINGS, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA HOLDINGS 2001, LLC

                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA INTERNATIONAL II, LLC

                                          By:   ACC Operations, Inc., its member
                                          By:   Adelphia Communications
                                                International, Inc., its member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA INTERNATIONAL III, LLC

                                          By:   ACC Operations, Inc., its member
                                          By:   Adelphia Communications
                                                International, Inc., its member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA OF THE MIDWEST, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA MOBILE PHONES, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA PINELLAS COUNTY, LLC

                                          By:   Ft. Myers Cablevision, L.L.C.,
                                                its sole member
                                          By:   Ft. Myers Acquisition Limited
                                                Partnership, its sole member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA PRESTIGE CABLEVISION, LLC

                                          By:   Century Cable Holdings, LLC,
                                                its sole member
                                          By:   Century Cable Holding Corp.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA TELECOMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ADELPHIA TELECOMMUNICATIONS OF
                                          FLORIDA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA WELLSVILLE, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ADELPHIA WESTERN NEW YORK HOLDINGS,
                                          LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          ARAHOVA COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ARAHOVA HOLDINGS, LLC

                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          BADGER HOLDING CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          BETTER TV, INC. OF BENNINGTON


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          BLACKSBURG/SALEM CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          BRAZAS COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          BUENAVISION
                                          TELECOMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CABLE SENTRY CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CALIFORNIA AD SALES, LLC

                                          By:   Ft. Myers Cablevision, LLC, its
                                                sole member
                                          By:   Ft. Myers Acquisition Limited
                                                Partnership, its sole member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CCC-III, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CCC-INDIANA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CCH INDIANA, L.P.

                                          By:   CCC-Indiana, Inc., its general
                                                partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CDA CABLE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY ADVERTISING, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY ALABAMA CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY ALABAMA HOLDING CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY AUSTRALIA
                                          COMMUNICATIONS CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY BERKSHIRE CABLE CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY CABLE HOLDINGS, LLC

                                          By:   Century Cable Holding Corp.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY CABLE HOLDING CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY CABLE MANAGEMENT CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY CABLE OF SOUTHERN CALIFORNIA


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY CABLEVISION HOLDINGS, LLC

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY CAROLINA CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY COLORADO SPRINGS CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY COLORADO SPRINGS PARTNERSHIP

                                          By:   Paragon Cable Television Inc.,
                                                a general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY COMMUNICATIONS CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY CULLMAN CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY ENTERPRISE CABLE CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY EXCHANGE, LLC

                                          By:   Century Cable Holding Corp.,
                                                its sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY FEDERAL, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY GRANITE CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY HUNTINGTON COMPANY


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY INDIANA CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY ISLAND ASSOCIATES, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY ISLAND CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY INVESTMENT HOLDING CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY INVESTORS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY KANSAS CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY LYKENS CABLE CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY MENDOCINO CABLE TELEVISION,
                                          INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY MISSISSIPPI CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY MOUNTAIN CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY NEW MEXICO CABLE TELEVISION
                                          CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY NORWICH CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY OHIO CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY OREGON CABLE CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY PACIFIC CABLE TV, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY PROGRAMMING, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY REALTY CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY SHASTA CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY SOUTHWEST COLORADO CABLE
                                          TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY-TCI CALIFORNIA COMMUNICATIONS,
                                          L.P.

                                          By:   Century Exchange LLC, its
                                                general partner
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY-TCI CALIFORNIA, L.P.

                                          By:   Century-TCI California
                                                Communications, L.P., its
                                                general partner
                                          By:   Century Exchange LLC, its
                                                general partner
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY-TCI HOLDINGS, LLC

                                          By:   Century-TCI California
                                                Communications, L.P., its sole
                                                member
                                          By:   Century Exchange LLC, its
                                                general partner
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY TRINIDAD CABLE TELEVISION
                                          CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY VIRGINIA CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CENTURY VOICE AND DATA
                                          COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY WARRICK CABLE CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY WASHINGTON CABLE TELEVISION,
                                          INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CENTURY WYOMING CABLE TELEVISION CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CHELSEA COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CHELSEA COMMUNICATIONS, LLC

                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CHESTNUT STREET SERVICES, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CLEAR CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CMA CABLEVISION ASSOCIATES VII, L.P.

                                          By:   Tele-Media Company of Tri-
                                                States, L.P., its general
                                                partner
                                          By:   Tri-States, L.L.C., its general
                                                partner
                                          By:   Century Cable Holdings, LLC, its
                                                sole member
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CMA CABLEVISION ASSOCIATES XI, LIMITED
                                          PARTNERSHIP

                                          By:   Tele-Media Company of Tri-
                                                States, L.P., its general
                                                partner
                                          By:   Tri-States, L.L.C., its general
                                                partner
                                          By:   Century Cable Holdings, LLC, its
                                                sole member
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CORAL SECURITY, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          COWLITZ CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          CP-MDU I LLC

                                          By:   Adelphia California Cablevision,
                                                L.L.C., its sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          CP-MDU II LLC

                                          By:   Adelphia California Cablevision,
                                                L.L.C., its sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          E. & E. CABLE SERVICE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          EASTERN VIRGINIA CABLEVISION
                                          HOLDINGS, LLC

                                          By:   Eastern Virginia Cablevision,
                                                L.P., its sole member
                                          By:   TMC Holdings Corporation, its
                                                general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          EASTERN VIRGINIA CABLEVISION, L.P.

                                          By:   TMC Holdings Corporation, its
                                                general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          EMPIRE SPORTS NETWORK, L.P.

                                          By:   Parnassos Communications, L.P.,
                                                its general partner
                                          By:   Adelphia Western New York
                                                Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          FAE CABLE MANAGEMENT CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FOP INDIANA, L.P.

                                          By:   FrontierVision Cable New
                                                England, Inc., its general
                                                partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION ACCESS PARTNERS, LLC

                                          By:   FrontierVision Operating
                                                Partners, L.P., its sole member
                                          By:   FrontierVision Holdings, L.P.,
                                                its general partner
                                          By:   FrontierVision Partners, L.P.,
                                                its general partner
                                          By:   Adelphia GP Holdings, LLC, its
                                                general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION CABLE NEW ENGLAND, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          FRONTIERVISION CAPITAL CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION HOLDINGS CAPITAL
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION HOLDINGS CAPITAL II
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION HOLDINGS L.L.C.

                                          By:   FrontierVision Partners, L.P.,
                                                its sole member
                                          By:   Adelphia GP Holdings, LLC, its
                                                general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          FRONTIERVISION HOLDINGS, L.P.

                                          By:   FrontierVision Partners, L.P.,
                                                its general partner
                                          By:   Adelphia GP Holdings, LLC, its
                                                general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION OPERATING PARTNERS,
                                          L.L.C.

                                          By:   FrontierVision Holdings, L.P.,
                                                its sole member
                                          By:   FrontierVision Partners, L.P.,
                                                its general partner
                                          By:   Adelphia GP Holdings, LLC, its
                                                general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FRONTIERVISION OPERATING PARTNERS,
                                          L.P.

                                          By:   FrontierVision Holdings, L.P.,
                                                its general partner
                                          By:   FrontierVision Partners, L.P.,
                                                its general partner
                                          By:   Adelphia GP Holdings, LLC, its
                                                general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          FRONTIERVISION PARTNERS, L.P.
                                          By:   Adelphia GP Holdings, LLC,
                                                its general partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          FT. MYERS ACQUISITION LIMITED
                                          PARTNERSHIP

                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          FT. MYERS CABLEVISION, LLC

                                          By:   Ft. Myers Acquisition Limited
                                                Partnership, its sole member
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          GENESIS CABLE COMMUNICATIONS
                                          SUBSIDIARY, L.L.C.

                                          By:   ACC Cable Communications FL-VA,
                                                LLC, its sole member
                                          By:   ACC Cable Holdings VA, Inc., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          GLOBAL ACQUISITION PARTNERS, L.P.

                                          By:   Global Cablevision II, LLC, its
                                                general partner
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          GLOBAL CABLEVISION II, LLC

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          THE GOLF CLUB AT WENDING CREEK FARMS,
                                          LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          GRAFTON CABLE COMPANY


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          GS CABLE LLC

                                          By:   Adelphia GS Cable, LLC, its sole
                                                member
                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          GS TELECOMMUNICATIONS, LLC

                                          By:   GS Cable, LLC, its sole member
                                          By:   Adelphia GS Cable, LLC, its sole
                                                member
                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          HARRON CABLEVISION OF NEW HAMPSHIRE,
                                          INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          HUNTINGTON CATV, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          IMPERIAL VALLEY CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          KALAMAZOO COUNTY CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          KEY BISCAYNE CABLEVISION

                                          By:   Adelphia Cable Partners, L.P., a
                                                general partner
                                          By:   Olympus Cable Holdings, LLC, its
                                                managing general partner
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          KOOTENAI CABLE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          LAKE CHAMPLAIN CABLE TELEVISION
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          LEADERSHIP ACQUISITION LIMITED
                                          PARTNERSHIP

                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          LOUISA CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          MANCHESTER CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MARTHA'S VINEYARD CABLEVISION, L.P.

                                          By:   Century Cable Holdings, LLC, its
                                                general partner
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MERCURY COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MICKELSON MEDIA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MICKELSON MEDIA OF FLORIDA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          MONUMENT COLORADO CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MOUNTAIN CABLE COMMUNICATIONS
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MOUNTAIN CABLE COMPANY, L.P.

                                          By:   Pericles Communications
                                                Corporation, its managing
                                                general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MONTGOMERY CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          MT. LEBANON CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          MULTI-CHANNEL T.V. CABLE COMPANY


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          NATIONAL CABLE ACQUISITION ASSOCIATES,
                                          L.P.

                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OLYMPUS CABLE HOLDINGS, LLC

                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OLYMPUS CAPITAL CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          OLYMPUS COMMUNICATIONS HOLDINGS,
                                          L.L.C.

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OLYMPUS COMMUNICATIONS, L.P.

                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OLYMPUS SUBSIDIARY, LLC

                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OWENSBORO-BRUNSWICK, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          OWENSBORO INDIANA, L.P.

                                          By:   Century Granite Cable Television
                                                Corp., its general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          OWENSBORO ON THE AIR, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          PAGE TIME, INC


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          PARAGON CABLE TELEVISION INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          PARAGON CABLEVISION CONSTRUCTION
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          PARAGON CABLEVISION MANAGEMENT
                                          CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          PARNASSOS COMMUNICATIONS, L.P.

                                          By:   Adelphia Western New York
                                                Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          PARNASSOS HOLDINGS, LLC

                                          By:   Parnassos Communications, L.P.,
                                                its sole member
                                          By:   Adelphia Western New York
                                                Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          PARNASSOS, L.P.

                                          By:   Parnassos Communications, L.P.,
                                                its general partner
                                          By:   Adelphia Western New York
                                                Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          PERICLES COMMUNICATIONS CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          PULLMAN TV CABLE CO., INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          RENTAVISION OF BRUNSWICK, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          RICHMOND CABLE TELEVISION CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          RIGPAL COMMUNICATIONS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          ROBINSON/PLUM CABLEVISION, L.P.
                                          By: Olympus Subsidiary, LLC, its
                                              general partner
                                          By: Olympus Communications, L.P., its
                                              sole member
                                          By: ACC Operations, Inc., its managing
                                              general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SABRES, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SCRANTON CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SENTINEL COMMUNICATIONS OF MUNCIE,
                                          INDIANA, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SOUTHEAST FLORIDA CABLE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          SOUTHWEST COLORADO CABLE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SOUTHWEST VIRGINIA CABLE, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          S/T CABLE CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          STAR CABLE INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          STARPOINT, LIMITED PARTNERSHIP

                                          By:   West Boca Acquisition Limited
                                                Partnership, its general partner
                                          By:   Adelphia Cable Partners, L.P.,
                                                its general partner
                                          By:   Olympus Cable Holdings, LLC, its
                                                managing general partner
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SVHH CABLE ACQUISITION, L.P.

                                          By:   SVHH Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          SVHH HOLDINGS, LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          TELE-MEDIA COMPANY OF HOPEWELL-PRINCE
                                          GEORGE

                                          By:   Eastern Virginia Cablevision
                                                Holdings, LLC, its managing
                                                general partner
                                          By:   Eastern Virginia Cablevision,
                                                L.P., its sole member
                                          By:   TMC Holdings Corporation, its
                                                general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TELE-MEDIA COMPANY OF TRI-STATES L.P.

                                          By:   Tri-States, L.L.C., its general
                                                partner
                                          By:   Century Cable Holdings, LLC, its
                                                sole member
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TELE-MEDIA INVESTMENT PARTNERSHIP,
                                          L.P.

                                          By:   National Cable Acquisition
                                                Associates, L.P., a general
                                                partner
                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          TELESAT ACQUISITION, LLC

                                          By:   Arahova Holdings, LLC, its sole
                                                member
                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TELESTAT ACQUISITION LIMITED
                                          PARTNERSHIP

                                          By:   Olympus Communications, L.P.,
                                                its general partner
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          THE MAIN INTERNETWORKS, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          THE WESTOVER T.V. CABLE CO.,
                                          INCORPORATED


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          THREE RIVERS CABLE ASSOCIATES, L.P.

                                          By:   Chelsea Communications, LLC, a
                                                general partner
                                          By:   Olympus Cable Holdings, LLC, its
                                                sole member
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner

                                          And By: Mt. Lebanon Cablevision, Inc.,
                                                  a general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TIMOTHEOS COMMUNICATIONS, L.P.

                                          By:   Olympus Communications Holdings,
                                                L.L.C., its general partner
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          TMC HOLDINGS CORPORATION


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TMC HOLDINGS, LLC

                                          By:   TMC Holdings Corporation, its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          TRI-STATES, L.L.C.

                                          By:   Century Cable Holdings, LLC, its
                                                sole member
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          UCA LLC

                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          U.S. TELE-MEDIA INVESTMENT COMPANY


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          UPPER ST. CLAIR CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          VALLEY VIDEO, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          VAN BUREN COUNTY CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          WARRICK CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          WARRICK INDIANA, L.P.

                                          By:   CCC-III, Inc., its general
                                                partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          WELLSVILLE CABLEVISION, L.L.C.

                                          By:   Century Cable Holdings, LLC, its
                                                sole member
                                          By:   Century Cable Holding Corp., its
                                                sole member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          WEST BOCA ACQUISITION LIMITED
                                          PARTNERSHIP

                                          By:   Adelphia Cable Partners, L.P.,
                                                its general partner
                                          By:   Olympus Cable Holdings, LLC, its
                                                managing general partner
                                          By:   Olympus Subsidiary, LLC, its
                                                sole member
                                          By:   Olympus Communications, L.P.,
                                                its sole member
                                          By:   ACC Operations, Inc., its
                                                managing general partner


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          WESTERN NY CABLEVISION, L.P.

                                          By:   Adelphia Western New York
                                                Holdings, LLC, its general
                                                partner
                                          By:   ACC Operations, Inc., its sole
                                                member


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary

                                          WESTVIEW SECURITY, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          WILDERNESS CABLE COMPANY


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          YOUNG'S CABLE TV CORP.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary


                                          YUMA CABLEVISION, INC.


                                          By:   /s/ Randall D. Fisher
                                                --------------------------------
                                                Name:   Randall D. Fisher
                                                Title:  Vice President and
                                                        Secretary